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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2005

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017 (Commission File Number)	98-0223493 (I.R.S. Employer Identification No.)

22 VICTORIA STREET
P.O. BOX HM 1179
HAMILTON HMEX, BERMUDA
(Address of principal executive offices) Zip Code

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act.

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02. Results of Operations and Financial Condition

        On May 3, 2005, the registrant announced its consolidated earnings for the fiscal quarter ended March 31, 2005. The news release is attached as an Exhibit to this Current Report and incorporated herein by reference. The information in this Current Report is being furnished to the Commission.

ITEM 9.01. Financial Statements and Exhibits

(c)
Exhibits

99
News release dated May 3, 2005 regarding first quarter 2005 consolidated earnings, being furnished to the Commission.

1

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.
Date: May 4, 2005	By:	/s/ EDWIN S. HETHERINGTON Name: Edwin S. Hetherington Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	News release dated May 3, 2005.

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  ITEM 2.02. Results of Operations and Financial Condition
  ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX